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                                                                    Exhibit 23.1


                         Consent of Independent Auditors

We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 33-66739) pertaining to the Savings Plan of Penwest Pharmaceuticals Co. of our report dated June 28, 2001, with respect to the financial statements and schedule of the Penwest Pharmaceuticals Co. Savings Plan included in this Annual Report (Form 11-K) for the year ended December 31, 2000.


                                                  /s/ Ernst & Young LLP
                                                  ----------------------------

Stamford, Connecticut
June 28, 2001